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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Patrick C. Lynch, Chief Financial Officer of Interface, Inc. (the "Company"), certify, pursuant to 18 U.S.C.ss.1350 as adopted by ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the annual period ended December 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2003



                                                     /s/ Patrick C. Lynch
                                                     -----------------------
                                                     Patrick C. Lynch
                                                     Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Interface, Inc. and will be retained by Interface, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.